UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 28, 2009

HESS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 1-1204	No. 13-4921002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1185 Avenue of the Americas New York, New York 10036
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code:  (212) 997-8500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On January 28, 2009, Hess Corporation issued a news release reporting its results for the fourth quarter of 2008.  A copy of this news release is attached hereto as Exhibit 99(1) and is hereby incorporated by reference.

Item 7.01.     Regulation FD Disclosure.

Furnished hereunder are the prepared remarks of John B. Hess, Chairman of the Board of Directors and Chief Executive Officer of Hess Corporation at a public conference call held on January 28, 2009.  A copy of his remarks is attached as Exhibit 99(2) and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(c)	Exhibits

	99(1)	News release dated January 28, 2009 reporting results for the fourth quarter of 2008.
	99(2)	Prepared remarks of John B. Hess, Chairman of the Board of Directors and Chief Executive Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2009

HESS CORPORATION

By:	/s/ John P. Rielly
Name:	John P. Rielly
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99(1)	News release dated January 28, 2009 reporting results for the fourth quarter of 2008.
99(2)	Prepared remarks of John B. Hess, Chairman of the Board of Directors and Chief Executive Officer.

4